Item 1. Report to Shareholders

November 30, 2004

Personal Strategy Funds

Semiannual Report

T. Rowe Price

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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price Personal Strategy Funds
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Fellow Shareholders

U.S. stocks produced moderate gains in the six-month period ended November 30, 2004, thanks to a late-period rally that lifted some indexes to their highest levels of the year. Despite rising short-term interest rates, U.S. bonds also produced favorable returns, as longer-term rates fell to levels not seen since the spring. Non-U.S. stocks outperformed their domestic counterparts, as the dollar fell to multiyear lows versus several foreign currencies. The Personal Strategy Funds recorded solid gains for the period on the back of both their equity and bond investments.

MARKET ENVIRONMENT

Six months ago, the economy was growing at a steady clip, job growth seemed to be reviving, and the Federal Reserve was telegraphing its intentions to begin raising short-term interest rates in the near future. Starting on June 30, the central bank lifted the federal funds target rate--which had been at a 46-year low--from 1.00% to 2.00% in four quarter-point increments. (Following the end of our reporting period, the Federal Reserve raised rates by another quarter point on December 14.) While the Fed began to unwind the highly accommodative monetary policy of recent years, longer-term interest rates declined as economic growth moderated and the pace of job creation lost momentum amid the uncertainty of a heated presidential race and a surge in oil prices to $55 per barrel by the end of October.

[GRAPHIC OMITTED]

INTEREST RATE LEVELS
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10-Year Treasury Note

5-Year Treasury Note

90-Day Treasury Bill

                   10-Year            5-Year             90-Day
                Treasury Note      Treasury Note      Treasury Bill

11/30/03          4.33%              3.35%              0.93%

                    4.25               3.25               0.92

                    4.13               3.14               0.91

2/04                3.97               2.94               0.94

                    3.84               2.78               0.94

                    4.51               3.62               0.96

5/04                4.65               3.79               1.06

                    4.58               3.77               1.26

                    4.48               3.69               1.43

8/04                4.12               3.31               1.58

                    4.12               3.37               1.70

                    4.02               3.28               1.89

11/30/04          4.35               3.69               2.22


Major U.S. stock indexes, which had traded in a relatively narrow range, sprang to life in late October as oil prices backed away from their highest levels and many investors cheered the clear outcome of the presidential election. Value stocks surpassed growth across all market capitalizations. Most sectors in the large-cap universe advanced, especially energy and industrials and business services


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stocks. Information technology, consumer staples, and health care shares lagged.

The Lehman Brothers U.S. Aggregate Index, a broad measure of the taxable investment-grade bond market, returned 3.82% over the period. High-yield bonds posted the strongest returns, but long-term Treasuries and corporate bonds also generated solid numbers. Shorter-term bonds lagged.

MAJOR INDEX RETURNS
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Periods Ended 11/30/04                             6 Months            12 Months
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S&P 500 Stock Index                                   5.68%               12.86%

Wilshire 4500 Index                                  10.16                15.98

MSCI EAFE Index                                      12.72                24.66

Lehman Brothers U.S. Aggregate Index                  3.82                 4.44

Citigroup 3-Month Treasury Bill Index                 0.68                 1.15

CS First Boston High Yield Index                      9.31                12.85

Note: Unlike stocks and bonds, U.S. Treasuries are guaranteed as to the timely payment of principal and interest.

Non-U.S. stocks strongly surpassed their domestic counterparts, partially because a weaker U.S. dollar lifted the dollar value of assets denominated in non-U.S. currencies. Among developed markets, Asian and European equities rose strongly, but Japanese shares lagged with more modest gains. The MSCI EAFE Index, which measures the performance of stocks in Europe, Australasia, and the Far East, returned 12.72% in the six-month period.

MANAGER COMMENTARY

Over the last six months, the funds' investment committee continued to overweight stocks relative to bonds. The committee, which meets monthly to adjust the weightings of stocks, bonds, and money market securities within each portfolio, began to overweight stocks relative to bonds in mid-2002 based upon the outlook that an improving economy would increase corporate profits while also putting upward pressure on interest rates.

Corporate profits and stock prices have indeed rebounded strongly over the past two years, resulting in strong stock returns. Interest rates, however, have remained surprisingly low. Indeed, the bond market now appears quite richly priced. We believe this provides further reason to overweight equities. Although we do not necessarily suppose that the equity markets will outperform over the next three to six months, current valuations and solid corporate earnings lead us to believe that equities should fare better than bonds over the next couple of years.

We are overweighting non-U.S. equities within the portfolios as relative valuations, and the prospect for continued weakness in the U.S. dollar, seem to favor non-U.S. equities. Given strong performance in non-U.S. equities over the last several years, however, we have been moderating our overweight to the sector. We are modestly underweighting small-cap stocks, given the extended outperformance among small-cap stocks that began in March 1999. Valuations are not as dramatically compelling as at the beginning of the current small-cap cycle, particularly relative to sectors such as large-cap growth.

The large-cap growth sector has been trailing the other U.S. equity sectors in recent periods. A potentially less robust pace of economic recovery should favor quality large-cap growth companies that can maintain steady earnings growth in a slower economic environment. A weaker U.S. dollar should also benefit large-caps as many U.S.-based multinational companies could see higher profits associated with earnings in appreciating foreign currencies.

High-yield borrowers tend to do well when the economy is thriving, reducing the chance that they will default. As with international and small-cap stocks, however, strong performance has led to historically rich valuations in this sector of the bond market. Over the past year, we have gradually moderated our overweight in high-yield securities.

The funds continue to overweight non-U.S. dollar bonds. The falling U.S. dollar has increased the appeal of foreign bonds, which pay their dividends and repay their principal in appreciating foreign currencies. While prices of these bonds have already risen, we perceive that the structural issues posed by the federal deficit and trade imbalances will continue to put pressure on the dollar.

A wide variety of our equity holdings performed well in the past six months. As might be expected, large integrated energy producers, such as BP, thrived as oil prices reached record highs. A particularly strong performer was energy services firm Baker Hughes, which benefited from heightened demand for production as well as the need to repair facilities following hurricanes in the Gulf of Mexico. Economic growth, especially in China, fueled demand for a number of other commodities. Nucor benefited from rising steel prices, a weak U.S. dollar, and steep surcharges passed on to customers to cover the rising cost of materials. Industrial services firms, such as Tyco International and GE, hammered out profits as businesses shipped more goods and added productive capacity. GE's management reiterated its confidence that the company's growth--considered a bellwether for the economy as a whole--would remain strong in 2005. (Please refer to our financial statements for a complete listing of the funds' holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund's investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted solid gains for both the six and 12 months ended November 30, 2004, as shown in the table. The fund outpaced its Combined Index Portfolio benchmark and the Lehman Brothers U.S. Aggregate Index over both periods. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both periods. We were also helped by our overweights in high-yield bonds and international stocks.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                             6 Months            12 Months
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Personal Strategy Income Fund                         6.81%               11.41%

Combined Index Portfolio *                            4.76                 8.03

Lehman Brothers U.S. Aggregate Index                  3.82                 4.44

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

In line with our view that equity investments hold more promise at this stage of the expansion, we increased our allocation to equities while reducing our allocation to bonds. At the end of the period, equities represented

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47.9% of the portfolio and bonds represented 37.8%. Our reserves increased to
14.3% of net assets.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund's investment objective is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

The Personal Strategy Balanced Fund handily surpassed its benchmarks and registered strong returns for the 6- and 12-month periods ended November 30, 2004. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both time~periods. We were also helped by our overweights in high-yield bonds and international stocks.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                             6 Months            12 Months
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Personal Strategy Balanced Fund                       8.28%               14.56%

Combined Index Portfolio *                            5.84                10.52

Merrill Lynch-Wilshire Capital Market Index           5.76                10.06

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

The fund's equity weighting increased over the past six months, ending the period at 68% of net assets. Meanwhile, reflecting our skepticism about bond prices and views on the likely direction of interest rates, our bond allocation fell to 27.1%. Our allocation toward reserves, while still low, increased to 4.9%.

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PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund's investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, with 10-percentage-point allocation variations from these levels permitted.

The Personal Strategy Growth Fund posted strong results that easily outpaced its benchmarks for the 6- and 12-month periods ended November 30, 2004. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both time periods. We were also helped by our allocations to high-yield bonds and international stocks.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/04                             6 Months            12 Months
--------------------------------------------------------------------------------

Personal Strategy Growth Fund                         9.50%               17.41%

Combined Index Portfolio *                            6.91                13.02

Merrill Lynch-Wilshire Capital Market Index           5.76                10.06

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

The fund's stock allocation increased to 87.4% of net assets at the end of our reporting period. Our bond allocation fell near the low end of its permitted range, at 11.4%, while we maintained only 1.2% in money market securities. This stance reflected both our optimism about equities and our concerns about the impact of rising interest rates on bond prices.

OUTLOOK

We continue to believe that based on current valuations, equities should fare better than bonds over the intermediate and longer terms, and the funds continue to overweight stocks relative to bonds. At the same time, we believe equity valuations outside the U.S. remain more attractive than those of domestic firms, leading us to maintain our overweight in non-U.S. stocks relative to their neutral weighting.

While overweighting equities, the funds also remain well diversified according to their varying investment objectives. Fixed-income securities are an important tool for diversification because they tend to be less

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volatile than equities and generate income that can help offset principal losses. We believe that investors should be well served by the funds' fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds' Investment Advisory Committee

December 17, 2004

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment programs.

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Risks of Investing

As with all stock and bond mutual funds, each fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

   Personal Strategy Income--40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

   Personal Strategy Balanced--60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

   Personal Strategy Growth--80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

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Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond's price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 4500 Index: An unmanaged index that tracks the performance of all stocks in the Wilshire 5000 Equity Index, excluding those found in the S&P 500 Stock Index.

Wilshire 5000 Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

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T. Rowe Price Personal Strategy Funds
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PORTFOLIO HIGHLIGHTS
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PORTFOLIO OVERVIEW

                                Percent of                            Percent of
                                Net Assets                            Net Assets
                                  11/30/04                              11/30/04

Personal Strategy Income Fund
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Reserves                             14.3%   Stocks                        47.9%

Bonds                                37.8%    Five Largest Holdings:
  Treasuries/Agencies                 9.4     Nucor                         0.8
  Mortgage-Backed                     9.3     Tyco International            0.8
  Corporate                          17.2     Microsoft                     0.8
  Municipal Securities                0.5     UnitedHealth Group            0.7
  Foreign Government                  1.4     Citigroup                     0.6

Personal Strategy Balanced Fund
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Reserves                              4.9%   Stocks                        68.0%

Bonds                                27.1%    Five Largest Holdings:
  Treasuries/Agencies                 6.8     Nucor                         1.2
  Mortgage-Backed                     6.7     Tyco International            1.2
  Corporate                          12.0     Microsoft                     1.1
  Municipal Securities                0.4     UnitedHealth Group            0.9
  Foreign Government                  1.2     Citigroup                     0.9

Personal Strategy Growth Fund
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Reserves                              1.2%   Stocks                        87.4%

Bonds                                11.4%    Five Largest Holdings:
  Treasuries/Agencies                 2.8     Nucor                         1.5
  Mortgage-Backed                     3.0     Microsoft                     1.5
  Corporate                           5.0     Tyco International            1.4
  Municipal Securities                0.2     UnitedHealth Group            1.2
  Foreign Government                  0.4     Citigroup                     1.2


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T. Rowe Price Personal Strategy Funds
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY INCOME FUND
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As of 11/30/04

Personal Strategy Income Fund $25,345

Combined Index Portfolio* $22,634

Lehman Brothers U.S. Aggregate Index $20,991

             Personal Strategy        Combined            Lehman Brothers
                Income Fund       Index Portfolio*     U.S. Aggregate Index

11/94             $10,000             $10,000                  $10,000

11/95              12,414              12,052                   11,764

11/96              14,212              13,547                   12,478

11/97              15,981              15,342                   13,421

11/98              17,739              17,272                   14,689

11/99              18,633              18,916                   14,683

11/00              19,687              19,377                   16,014

11/01              20,421              19,469                   17,801

11/02              20,038              18,999                   19,108

11/03              22,749              20,851                   20,098

11/04              25,345              22,634                   20,991


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Income Fund               11.41%          6.35%          9.75%

Lehman Brothers U.S. Aggregate Index         4.44           7.41           7.70

Combined Index Portfolio *                   8.03           3.65           8.51

* An unmanaged portfolio composed of 40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

As of 11/30/04

Personal Strategy Balanced Fund $27,939

Combined Index Portfolio* $24,800

Merrill Lynch - Wilshire Capital Market Index $25,795


            Personal Strategy       Combined         Merrill Lynch - Wilshire
              Balanced Fund      Index Portfolio*      Capital Market Index

11/94            $10,000            $10,000                  $10,000

11/95             12,750             12,455                   12,753

11/96             14,950             14,424                   14,884

11/97             17,177             16,815                   17,845

11/98             19,314             19,299                   20,555

11/99             20,904             21,898                   23,637

11/00             21,893             21,826                   23,167

11/01             21,973             21,051                   22,152

11/02             20,911             19,747                   20,637

11/03             24,389             22,440                   23,436

11/04             27,939             24,800                   25,795


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund             14.56%          5.97%         10.82%

Merrill Lynch-Wilshire Capital
Market Index                                10.06           1.76           9.94

Combined Index Portfolio *                  10.52           2.52           9.51

* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

As of 11/30/04

Personal Strategy Growth Fund $30,403

Combined Index Portfolio* $26,905

Merrill Lynch - Wilshire Capital Market Index $25,795

             Personal Strategy        Combined         Merrill Lynch - Wilshire
                Growth Fund       Index Portfolio*        Capital Market Index

11/94             $10,000             $10,000                   $10,000

11/95              13,098              12,869                    12,753

11/96              15,828              15,348                    14,884

11/97              18,580              18,405                    17,845

11/98              21,139              21,492                    20,555

11/99              23,474              25,251                    23,637

11/00              24,448              24,454                    23,167

11/01              23,707              22,602                    22,152

11/02              21,788              20,344                    20,637

11/03              25,894              23,806                    23,436

11/04              30,403              26,905                    25,795


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Personal Strategy Growth Fund               17.41%          5.31%         11.76%

Merrill Lynch-Wilshire Capital
Market Index                                10.06           1.76           9.94

Combined Index Portfolio *                  13.02           1.28          10.40

* An unmanaged portfolio composed of 80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,068.10                 $3.89

Hypothetical (assumes 5%
return before expenses)             1,000         1,021.31                  3.80

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.75%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.


T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,082.80                 $4.54

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.71                  4.41

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.87%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.


T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,095.00                 $5.20

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.10                  5.01

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.99%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Income Fund                9.95%          6.27%          9.81%

Combined Index Portfolio *                   7.49           3.43           8.62

Lehman Brothers U.S. Aggregate Index         4.34           7.71           7.72

--------------------------------------------------------------------------------

Personal Strategy Balanced Fund             12.55           5.87          10.92

Combined Index Portfolio *                   9.70           2.12           9.67

Merrill Lynch-Wilshire Capital
Market Index                                 9.54           1.23          10.11

--------------------------------------------------------------------------------

Personal Strategy Growth Fund               14.99           5.09          11.89

Combined Index Portfolio *                  11.92           0.70          10.63

Merrill Lynch-Wilshire Capital
Market Index                                 9.54           1.23          10.11

--------------------------------------------------------------------------------

* For definitions of the Combined Index Portfolios, please see the glossary on page 8 of this report.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Personal Strategy Growth Fund

November 30, 2004

Semiannual Report - Financial Statements

T. ROWE PRICE

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months       Year
                  Ended      Ended
               11/30/04    5/31/04    5/31/03    5/31/02    5/31/01    5/31/00
NET ASSET VALUE

Beginning
of period      $  19.68   $  16.64   $  17.55   $  18.63   $  19.57   $  19.02

Investment
activities

  Net
  investment
  income (loss)    0.15*!     0.22*!     0.23*!    0.25*      0.34*      0.33*

  Net realized
  and unrealized
  gain (loss)      1.72       3.06      (0.90)     (1.06)      0.15       1.06

  Total from
  investment
  activities       1.87       3.28      (0.67)     (0.81)      0.49       1.39

Distributions

  Net investment
  income           --        (0.23)     (0.24)     (0.27)     (0.35)     (0.32)

  Net realized
  gain             --        (0.01)      --         --        (1.08)     (0.52)

  Total
  distributions    --        (0.24)     (0.24)     (0.27)     (1.43)     (0.84)

NET ASSET VALUE

End of period  $  21.55   $  19.68   $  16.64   $  17.55   $  18.63   $  19.57
               -----------------------------------------------------------------

Ratios/
Supplemental Data

Total return^     9.50%*!   19.79%*!  (3.68)%*! (4.33)%*     2.46%*     7.49%*

Ratio of total
expenses to
average net
assets            0.99%*!+   0.98%*!   1.00%*!     1.10%*     1.10%*     1.10%*

Ratio of net
investment
income (loss)
to average
net assets        1.51%*!+   1.27%*!    1.64%*!    1.55%*     1.89%*     1.93%*

Portfolio
turnover rate     52.6%+     47.2%      52.5%      68.4%      54.8%      42.6%

Net assets,
end of period
(in thousands) $660,373   $609,318   $411,929   $360,096   $302,848   $270,663

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 4. Excludes expenses in excess of a 1.00% and a 1.10% contractual expense limitation in effect through 9/30/06 and 5/31/02, respectively.

! See Note 4. Excludes expenses permanently waived of 0.01%, 0.02%, and 0.00% of average net assets for the six months ended 11/30/04 and the years ended 5/31/04 and 5/31/03, respectively, related to investments in T. Rowe Price mutual funds.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

PORTFOLIO OF INVESTMENTS (1)                           Shares/$ Par        Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   87.3%

CONSUMER DISCRETIONARY   12.7%

Auto Components   0.2%

Autoliv GDR (SEK)                                            14,500          679

Keystone Automotive *                                         4,900          115

Koito Manufacturing (JPY)(ss.)                               32,000          264

Strattec Security *(ss.)                                      1,400           88

TRW *(ss.)                                                    4,800          101

                                                                           1,247

Automobiles   1.1%

Ford Motor                                                  177,500        2,517

Fuji Heavy Industries (JPY)(ss.)                             40,000          185

Harley-Davidson                                              30,800        1,781

Honda (JPY)                                                   7,800          373

Peugeot (EUR)(ss.)                                            6,076          370

Renault (EUR)(ss.)                                            5,996          489

Toyota Motor (JPY)                                           44,100        1,652

Winnebago(ss.)                                                  700           27

                                                                           7,394

Distributors   0.0%

Cycle & Carriage (SGD)                                        9,758           59

                                                                              59

Hotels, Restaurants & Leisure   2.0%

Applebee's                                                    5,662          146

BJ's Restaurants *(ss.)                                       2,600           39

Carnival                                                     55,600        2,947

CEC Entertainment *                                           3,800          155

Compass (GBP)                                                15,211           67

Hilton Group (GBP)                                           31,458          155

International Game Technology                                84,500        2,987

Marriott, Class A                                            12,100          688

McDonald's                                                   23,500          722

Mitchells & Butlers (GBP)                                    44,047          254

Panera Bread, Class A *(ss.)                                  3,200          128

PF Chang's China Bistro *(ss.)                                3,100          174

Red Robin Gourmet Burgers *(ss.)                              2,300          118

Ruby Tuesday(ss.)                                             3,400           94

Sonic *(ss.)                                                 10,762          314

Starbucks *                                                  21,400        1,204

Starwood Hotels & Resorts Worldwide                          38,900        2,034

Texas Roadhouse, Class A *                                      800           20

The Cheesecake Factory *(ss.)                                 7,100          347

Whitbread (GBP)                                              20,089          306

                                                                          12,899

Household Durables   1.3%

Fortune Brands                                               11,100          871

Goldcrest (JPY)                                               5,540          378

Jarden *(ss.)                                                 8,600          330

Newell Rubbermaid                                           181,400        4,187

Persimmon (GBP)                                              26,816          317

Philips Electronics (EUR)                                    12,448          320

Pioneer (JPY)                                                18,200          341

SEB (EUR)                                                     1,275          128

Sony (JPY)                                                   19,900          724

Thomson (EUR)(ss.)                                           29,673          712

                                                                           8,308

Internet & Catalog Retail   0.5%

Amazon.com *                                                  5,900          234

eBay *                                                       26,800        3,014

J. Jill Group *(ss.)                                          6,400          110

priceline.com *(ss.)                                          4,800          115

                                                                           3,473

Leisure Equipment & Products   0.5%

Brunswick                                                    10,000          488

Eastman Kodak                                                62,700        2,051

Heiwa (JPY)                                                   7,600          114

MarineMax *(ss.)                                              5,800          171

Noritsu Koki (JPY)                                            7,600          157

Polaris Industries(ss.)                                       2,800          184

SCP Pool                                                      6,375          201

                                                                           3,366

Media   3.7%

Aegis (GBP)                                                  70,136          333

Astro All Asia, 144A (MYR) *                                 63,700           93

British Sky Broadcasting (GBP)                               29,288          311

Clear Channel Communications                                 24,778          834

Comcast

  Class A *                                                 106,957        3,213

  Special Class A *                                          41,600        1,233

Disney                                                       89,800        2,414

EchoStar Communications, Class A *                           47,700        1,564

Emmis Communications *(ss.)                                   5,200           96

Entercom Communications *                                     3,800          137

Gestevision Telecino (EUR) *                                  1,300           24

Getty Images *                                                1,500           87

Liberty Media, Class A *                                     20,700          214

McGraw-Hill                                                   1,400          123

New York Times, Class A                                      62,700        2,571

News Corp, Class A *(ss.)                                   105,900        1,873

News Corp GDR, Class B (AUD) *                               17,929          322

Omnicom                                                       7,800          632

Publicis (EUR)                                               12,482          412

Scholastic *                                                 10,800          356

Scripps, Class A                                             33,200        1,552

Singapore Press (SGD)                                        35,000          101

Time Warner *                                               123,200        2,182

Viacom, Class B                                              74,688        2,592

Washington Post, Class B                                        668          627

WPP Group (GBP)                                              30,356          335

WPP Group ADR(ss.)                                            5,200          285

Young Broadcasting, Class A *(ss.)                            3,500           34

                                                                          24,550

Multiline Retail   1.1%

Big Lots *(ss.)                                               6,100           71

Kohl's *                                                     16,100          743

Neiman Marcus, Class A                                        1,000           66

Nordstrom                                                    49,400        2,161

Target                                                       77,200        3,954

                                                                           6,995

Specialty Retail   2.2%

AC Moore Arts & Crafts *(ss.)                                 2,800           81

AnnTaylor Stores *                                           16,950          372

Best Buy                                                     49,500        2,791

Charles Voegele (CHF)                                         4,168          186

Christopher & Banks(ss.)                                      7,375          145

Dixons (GBP)                                                 98,135          273

Esprit Holdings (HKD)                                        32,500          178

Home Depot                                                  135,450        5,655

Hot Topic *(ss.)                                              7,300          119

Kesa Electricals (GBP)                                       12,958           67

Linens 'n Things *                                            4,900          122

Monro Muffler Brake *                                         6,000          147

Nobia (SEK)                                                  19,408          294

The Finish Line, Class A(ss.)                                 3,800           70

Toys "R" Us *                                               209,200        4,046

Ultimate Electronics *(ss.)                                   3,400           10

                                                                          14,556

Textiles, Apparel, & Luxury Goods   0.1%

Adidas-Salomon (EUR)                                          2,041          319

Culp *(ss.)                                                   2,000           12

Unifi *(ss.)                                                  5,200           19

World Company (JPY)                                           6,000          212

Yue Yuen Industrial (HKD)(ss.)                              105,000          272

                                                                             834

Total Consumer Discretionary                                              83,681


CONSUMER STAPLES   5.8%

Beverages   0.6%

Allied Domecq (GBP)                                          48,483          478

Asahi Breweries (JPY)                                        16,000          189

Coca-Cola                                                    12,300          484

Kirin Brewery (JPY)                                          47,000          450

Lion Nathan (NZD)                                            65,053          399

PepsiCo                                                      34,200        1,707

                                                                           3,707

Food & Staples Retailing   2.1%

Casey's General Stores                                       18,700          362

Casino Guichard-Perrachon (EUR)(ss.)                          6,950          532

Coles Myer (AUD)                                             38,201          294

CVS                                                         107,400        4,873

J Sainsbury (GBP)                                            53,401          266

Matsumotokiyoshi (JPY)(ss.)                                   7,400          205

METRO (EUR)                                                  20,673        1,037

Performance Food Group *                                     11,400          299

Sysco                                                        24,300          844

Tesco (GBP)                                                  92,824          534

Wal-Mart                                                     78,600        4,092

Wal-Mart de Mexico, Series V (MXN)                          152,600          523

Wild Oats Markets *                                           7,200           52

York-Benimaru (JPY)                                           7,200          199

                                                                          14,112

Food Products   1.3%

American Italian Pasta, Class A(ss.)                          3,300           64

Associated British Foods (GBP)                               32,797          468

Campbell Soup                                                60,600        1,729

General Mills                                                51,220        2,330

Koninklijke Wessanen GDS (EUR)                               23,413          295

Nestle (CHF)                                                  4,257        1,090

Seneca Foods

  Class A *                                                   2,200           41

  Class B *                                                     700           13

Unilever N.V. (GBP)                                          88,983          813

Unilever N.V. ADS                                            26,100        1,644

                                                                           8,487

Household Products   0.6%

Colgate-Palmolive                                            47,000        2,162

Kimberly-Clark                                               21,100        1,342

Procter & Gamble                                             14,700          786

                                                                           4,290

Personal Products   0.1%

Chattem *(ss.)                                                1,400           51

Gillette                                                      9,100          396

L'Oreal (EUR)(ss.)                                            2,483          179

                                                                             626

Tobacco   1.1%

Altria Group                                                 97,350        5,597

UST                                                          36,800        1,620

                                                                           7,217

Total Consumer Staples                                                    38,439

ENERGY   6.3%

Energy Equipment & Services   2.5%

Atwood Oceanics *                                             4,200          220

Baker Hughes                                                139,000        6,162

BJ Services                                                  27,500        1,393

FMC Technologies *                                           14,300          470

Grant Prideco *                                              25,600          552

Hanover Compressor *(ss.)                                    13,300          194

Hydril *                                                      3,000          141

Key Energy Services *                                         5,100           64

Lone Star Technologies *(ss.)                                 3,100           97

National Oilwell *(ss.)                                      17,200          623

Schlumberger                                                 46,500        3,052

Seacor Holdings *(ss.)                                        7,400          411

Smith International *                                        39,300        2,380

Technip (EUR)(ss.)                                            1,001          168

Transocean *                                                  6,500          262

W-H Energy Services *(ss.)                                    4,300           98

                                                                          16,287

Oil & Gas   3.8%

BP (GBP)                                                     68,054          693

BP ADR                                                       80,694        4,951

ChevronTexaco                                                74,314        4,058

Eni SPA (EUR)                                                58,299        1,428

ExxonMobil                                                   60,142        3,082

Forest Oil *                                                 12,900          439

INPEX (JPY) *                                                    15           75

Marathon Oil                                                 44,800        1,767

Murphy Oil                                                    4,000          341

Noble Energy                                                  7,000          446

Norsk Hydro (NOK)                                             4,790          391

OMV (EUR)                                                       200           53

Petroleo Brasileiro (Petrobras) ADR(ss.)                     26,400          910

Shell Transport & Trading (GBP)                             144,710        1,214

Shell Transport & Trading ADR(ss.)                            6,800          344

Statoil ASA (NOK)                                            55,849          883

Tonen General Sekiyu (JPY)(ss.)                              19,000          176

Total (EUR)(ss.)                                              7,270        1,588

Unocal                                                       49,200        2,265

Woodside Petroleum (AUD)                                     17,439          281

                                                                          25,385


Total Energy                                                              41,672

FINANCIALS   18.3%

Capital Markets   4.0%

Affiliated Managers Group *(ss.)                              4,100          260

AmeriTrade *                                                104,400        1,454

Babcock & Brown (AUD) *                                      15,123          110

Bank of New York                                             31,900        1,050

Charles Schwab                                               68,250          736

Credit Suisse Group (CHF) *                                  21,421          833

Franklin Resources                                           37,600        2,468

Goldman Sachs                                                22,100        2,315

Investors Financial Services (ss.)                            6,200          272

Legg Mason                                                   31,050        2,116

Macquarie Bank (AUD)                                         19,153          650

Mellon Financial                                            154,100        4,503

Merrill Lynch                                                40,200        2,239

Morgan Stanley                                               21,000        1,066

National Financial Partners                                   2,700           94

Northern Trust                                               43,000        2,023

Piper Jaffray Cos *(ss.)                                      8,100          373

State Street                                                 80,500        3,587

                                                                          26,149

Commercial Banks   5.0%

ABN Amro Holdings (EUR)                                      25,617          628

Alliance & Leicester (GBP)                                   28,513          463

Australia & New Zealand Banking (AUD)                        73,134        1,133

Banca Intesa (EUR)                                          108,821          480

Banco Santander Central Hispano (EUR)                        63,034          755

Banco Santander Chile ADR                                    12,379          368

Bank Austria Creditanstalt (EUR)(ss.)                         8,785          745

Bank of America                                             121,800        5,636

Bank of Ireland (Dublin Listing) (EUR)                       34,518          525

Bank of Yokohama (JPY)                                       75,000          473

Barclays (GBP)                                              162,821        1,677

BNP Paribas (EUR)(ss.)                                       16,754        1,162

Boston Private Financial(ss.)                                 4,700          127

Chittenden(ss.)                                              16,425          484

Citizens Banking(ss.)                                        12,300          432

DBS Group (SGD)                                              61,304          591

Dexia (EUR)                                                  16,657          355

Glacier Bancorp                                               4,154          144

Grupo Financiero Banorte (MXN)(ss.)                         194,808        1,092

HBOS (GBP)                                                   53,745          751

HSBC (GBP)                                                   38,732          658

Joyo Bank (JPY)                                              64,000          299

Mitsubishi Tokyo Financial (JPY)                                 37          350

National Australia Bank (AUD)                                39,670          860

NORDEA (SEK)                                                118,205        1,158

Pinnacle Financial Partners *(ss.)                              300            7

Provident Bankshares                                          7,800          287

Royal Bank of Scotland (GBP)                                 52,974        1,625

Sandy Spring Bancorp(ss.)                                     5,000          182

SEB, Series A (SEK)                                          34,787          661

Signature Bank *(ss.)                                           800           25

Southwest Bancorp of Texas                                   16,800          411

Sumitomo Mitsui Financial (JPY)(ss.)                             86          597

Svenska Handelsbanken, Series A (SEK)                        31,840          775

Texas Capital Bancshares *(ss.)                               7,400          153

The 77 Bank (JPY)                                            39,000          254

U.S. Bancorp                                                115,400        3,419

UniCredito Italiano (EUR)                                    85,128          468

Valley National Bancorp(ss.)                                 11,809          330

Wells Fargo                                                  33,500        2,069

WestAmerica                                                   9,300          541

                                                                          33,150

Consumer Finance   1.3%

AIFUL (JPY)                                                   3,900          443

American Express                                            109,300        6,089

SLM Corporation                                              40,500        2,072

                                                                           8,604

Diversified Financial Services   1.6%

Assured Guaranty                                             15,600          287

Citigroup                                                   175,303        7,845

ING Groep GDS (EUR)                                          22,754          624

J.P. Morgan Chase                                            54,624        2,057

                                                                          10,813

Insurance   4.1%

Aioi Insurance (JPY)                                         81,000          358

American International Group                                120,062        7,606

Aspen Insurance Holdings                                      7,300          181

Aviva (GBP)                                                  33,226          367

AXA (EUR)                                                    40,553          947

Bristol West Holdings(ss.)                                    8,500          171

Brown & Brown(ss.)                                            1,800           73

CNP Assurances (EUR)(ss.)                                     9,746          659

Genworth Financial, Class A                                  78,300        2,059

Hannover Rueckversicherung (EUR)                              5,835          210

Harleysville Group                                            2,500           60

Hartford Financial Services                                  33,700        2,157

Horace Mann Educators                                        14,500          276

Infinity Property & Casualty                                  8,200          303

Insurance Australia Group (AUD)(ss.)                         49,054          221

Markel *(ss.)                                                   900          290

Marsh & McLennan                                             33,100          946

Mitsui Sumitomo Insurance (JPY)                              40,000          352

Ohio Casualty *                                              20,400          438

PartnerRe                                                     5,700          349

QBE Insurance (AUD)(ss.)                                     36,080          389

Royal & Sun Alliance (GBP)                                  181,744          256

SAFECO(ss.)                                                  62,700        3,039

Selective Insurance                                           4,900          220

St. Paul Companies                                           54,150        1,975

Unipol (EUR)(ss.)                                           103,519          457

UnumProvident(ss.)                                           63,300          986

W. R. Berkley                                                 4,600          209

XL Capital                                                   19,100        1,439

                                                                          26,993

Real Estate   1.5%

Arden Realty, REIT                                            5,300          191

China Overseas Land (HKD)                                   774,000          183

Corio (EUR)                                                   5,937          324

EastGroup Properties, REIT                                    7,300          275

Equity Lifestyle Properties, REIT                             2,600           94

Essex Property Trust, REIT                                      800           64

Federal Realty Investment Trust, REIT                        41,800        2,096

Gables Residential Trust, REIT(ss.)                           6,000          214

General Property Trust, Equity Units (AUD)(ss.)             177,298          499

LaSalle Hotel Properties, REIT                                3,700          114

Mirvac (AUD)(ss.)                                            60,275          220

Parkway Properties, REIT(ss.)                                 3,200          160

Reckson Associates Realty, REIT                              51,192        1,658

Simon Property Group, REIT                                   40,540        2,517

Sun Hung Kai Properties (HKD)                                41,000          407

Washington SBI, REIT(ss.)                                     8,000          264

Westfield Group (AUD)                                        13,343          162

Wheelock (HKD)                                              126,000          207

                                                                           9,649

Thrifts & Mortgage Finance   0.8%

Bradford & Bingley (GBP)                                     84,006          441

Fannie Mae                                                   42,300        2,906

Frankfort First                                                 500           12

Freddie Mac                                                  21,100        1,440

Hypo Real Estate (EUR) *                                     17,126          662

Triad Guaranty *(ss.)                                         2,200          132

                                                                           5,593


Total Financials                                                         120,951

HEALTH CARE   9.6%

Biotechnology   1.3%

Abgenix *(ss.)                                                  800            8

Alexion Pharmaceutical *(ss.)                                 2,500           52

Alkermes *(ss.)                                               7,700          106

Amgen *                                                      58,500        3,512

Amylin Pharmaceuticals *(ss.)                                 3,800           77

Anadys Pharmaceuticals *(ss.)                                 4,300           28

Biogen Idec *                                                16,300          956

Cephalon *(ss.)                                               2,905          138

CSL Limited (AUD)                                             4,814           99

Cubist Pharmaceuticals *(ss.)                                 8,200           98

CV Therapeutics *(ss.)                                          900           20

Cytogen *(ss.)                                                3,000           30

Cytokinetics *(ss.)                                             500            4

deCODE GENETICS *(ss.)                                        4,400           29

Dynavax Technologies *(ss.)                                   3,000           21

Exelixis *(ss.)                                               6,900           62

Genentech *                                                  14,400          695

Gilead Sciences *                                            48,400        1,668

Martek Biosciences *(ss.)                                     2,500           97

Memory Pharmaceuticals *(ss.)                                 2,800           17

Myriad Genetics *(ss.)                                        8,000          154

Neurocrine Biosciences *(ss.)                                 3,600          166

NPS Pharmaceuticals *(ss.)                                    2,600           47

ONYX Pharmaceuticals *(ss.)                                   4,100          128

OSI Pharmaceuticals *                                           400           19

Rigel Pharmaceuticals *(ss.)                                  2,900           73

Trimeris *(ss.)                                               3,800           47

Vertex Pharmaceuticals *(ss.)                                11,516          122

                                                                           8,473

Health Care Equipment & Supplies   1.6%

Advanced Neuromodulation Systems *(ss.)                       4,500          162

Analogic(ss.)                                                 3,500          159

Baxter International                                         73,100        2,314

Biomet                                                       11,900          570

Boston Scientific *                                          33,400        1,163

DJ Orthopedics *                                              6,000          121

Edwards Lifesciences *(ss.)                                   4,100          154

Elekta, Series B (SEK) *                                      7,853          214

EPIX Pharmaceuticals *(ss.)                                   2,200           39

Guidant                                                       8,200          532

Integra LifeSciences *(ss.)                                   7,000          238

Matthews International, Class A                              10,400          383

Medtronic                                                    50,700        2,436

NuVasive *(ss.)                                               4,800           46

ResMed *(ss.)                                                 8,400          420

St. Jude Medical *                                           12,000          458

Steris *                                                      7,200          165

Stryker                                                      16,900          743

Thoratec *(ss.)                                               4,800           48

Wilson Greatbatch Technologies *(ss.)                         4,300           86

                                                                          10,451

Health Care Providers & Services   2.7%

Accredo Health *                                              9,000          244

Alliance UniChem (GBP)                                       16,511          226

AmerisourceBergen                                            36,500        2,151

Anthem *                                                      9,000          912

Celesio (EUR)                                                 5,973          457

Henry Schein *                                                6,300          411

LabOne *                                                      2,800           84

Lifeline Systems *(ss.)                                       5,700          154

LifePoint Hospitals *(ss.)                                    1,200           44

Sunrise Senior Living *(ss.)                                 11,000          473

Suzuken (JPY)                                                 5,100          120

Symbion *(ss.)                                                5,500          105

United Surgical Partners International *(ss.)                 8,300          328

UnitedHealth Group                                           96,100        7,962

WellChoice *                                                  3,500          172

WellPoint Health Networks *                                  31,000        3,878

                                                                          17,721

Pharmaceuticals   4.0%

Abbott Laboratories                                          20,400          856

Able Laboratories *(ss.)                                      2,200           48

AstraZeneca ADR                                              12,800          504

Atherogenics *(ss.)                                           6,600          157

Eisai (JPY)                                                   8,900          265

Elan ADR *(ss.)                                              25,100          663

Eli Lilly                                                     9,200          491

Eon Labs *(ss.)                                               3,400           92

Forest Laboratories *                                        25,800        1,005

GlaxoSmithKline (GBP)                                        50,400        1,058

GlaxoSmithKline ADR                                          11,600          494

Hisamitsu Pharmaceutical (JPY)                                9,000          164

Inspire Pharmaceuticals *(ss.)                                8,900          159

Johnson & Johnson                                            47,300        2,853

Kobayashi Pharmaceutical (JPY)(ss.)                           7,600          201

Medicines Company *(ss.)                                      2,900           72

Merck                                                        40,700        1,140

Nektar Therapeutics *(ss.)                                    1,300           24

Novartis (CHF)                                               34,002        1,625

Noven Pharmaceuticals *(ss.)                                  7,100          130

Novo Nordisk, Series B (DKK)                                  3,553          188

Pfizer                                                      168,532        4,680

Sanofi-Aventis (EUR)(ss.)                                    16,538        1,242

Schering-Plough                                             144,100        2,572

Takeda Chemical Industries (JPY)                              8,900          437

Teva Pharmaceutical ADR(ss.)                                 34,000          928

Theravance *(ss.)                                             1,200           21

Wyeth                                                       117,960        4,703

                                                                          26,772

Total Health Care                                                         63,417

INDUSTRIALS & BUSINESS SERVICES   11.3%

Aerospace & Defense   1.6%

Armor Holdings *                                             11,800          510

British Aerospace (GBP)                                      90,053          421

European Aeronautic Defense & Space (EUR)(ss.)               18,826          568

General Dynamics                                              9,100          986

Honeywell International                                      33,900        1,198

Lockheed Martin                                             107,800        6,559

Mercury Computer Systems *(ss.)                               6,200          195

MTC Technologies *(ss.)                                         300            9

Rockwell Collins                                              4,600          183

                                                                          10,629

Air Freight & Logistics   0.7%

EGL *(ss.)                                                   10,500          354

Expeditors International of Washington                          200           11

Pacer International *                                         6,800          133

Ryder System                                                  2,200          118

TPG (EUR)                                                    11,817          309

UPS, Class B                                                 40,000        3,366

UTi Worldwide(ss.)                                            3,600          248

                                                                           4,539

Airlines   0.1%

Frontier Airlines *(ss.)                                      5,200           61

Midwest Express Holdings *(ss.)                               3,000            9

Qantas Airways (AUD)                                         51,510          142

                                                                             212

Building Products   0.1%

Kaba Holding (CHF)                                              649          180

Pilkington (GBP)                                            180,993          370

Quixote(ss.)                                                  1,800           38

Trex *(ss.)                                                   4,400          207

Commercial Services & Supplies   2.1%

Apollo Group, Class A *                                      22,300        1,777

Cendant                                                      44,400        1,006

Central Parking(ss.)                                         12,800          194

ChoicePoint *                                                 8,200          360

Consolidated Graphics *                                       8,200          388

Education Management *                                        2,100           70

Electro Rent                                                  4,300           61

First Advantage, Class A *(ss.)                               1,900           36

G & K Services, Class A(ss.)                                  7,300          300

Glory (JPY)                                                   7,400          116

H&R Block                                                    24,000        1,145

Herman Miller(ss.)                                           12,300          302

Intersections *(ss.)                                            600           11

Ionics *(ss.)                                                 9,400          406

KForce *(ss.)                                                10,700          128

Layne Christensen *(ss.)                                      1,000           19

LECG *(ss.)                                                   7,200          141

R.R. Donnelley                                               93,700        3,251

Resources Connection *(ss.)                                   8,900          404

SOURCECORP *(ss.)                                             5,800           96

Tetra Tech *(ss.)                                            11,814          180

Waste Management                                            117,743        3,510

West Corporation *                                            3,000          104

                                                                          14,005

Construction & Engineering   0.3%

Acciona (EUR)                                                 6,601          516

Balfour Beatty (GBP)                                         66,873          384

Downer EDI (AUD)(ss.)                                        51,044          177

Insituform Technologies *(ss.)                                5,700          133

JGC (JPY)(ss.)                                               24,000          206

NCC AB, Series B (SEK)                                       32,445          408

                                                                           1,824

Electrical Equipment   0.1%

A.O. Smith(ss.)                                              14,300          430

American Superconductor *(ss.)                                1,600           22

Artesyn Technologies *(ss.)                                  10,000           95

Sumitomo Electric Industries (JPY)                           24,000          252

Woodward Governor                                               700           51

                                                                             850

Industrial Conglomerates   3.0%

3M                                                           15,900        1,265

DCC (EUR)                                                    18,829          393

GE                                                          199,400        7,051

Hutchison Whampoa (HKD)                                      43,200          387

Sembcorp (SGD)                                              472,000          418

Siemens (EUR)                                                12,306          983

Tyco International                                          280,098        9,515

                                                                          20,012

Machinery   2.0%

Actuant, Class A *(ss.)                                       7,480          352

Cascade                                                       2,800           90

Danaher                                                      90,900        5,170

Deere                                                        49,600        3,558

Fanuc (JPY)                                                   7,400          462

Graco                                                         8,350          306

Guinness Peat Group (NZD)                                   126,397          195

Harsco                                                        9,500          505

IDEX                                                          3,300          132

Lindsay Manufacturing(ss.)                                    8,700          245

Mitsubishi Heavy Industries (JPY)                           108,000          309

NSK (JPY)                                                    32,000          149

Pall                                                         44,900        1,216

SKF, Series B (SEK)                                           5,915          251

Toro(ss.)                                                     3,400          246

                                                                          13,186

Marine   0.1%

Nippon Yusen (JPY)                                          100,000          532

Road & Rail   1.1%

Arriva (GBP)                                                 49,971          467

Burlington Northern Santa Fe                                 62,700        2,824

Genesee & Wyoming, Class A *                                  1,700           47

Heartland Express                                             6,859          151

Knight Transportation *(ss.)                                 14,050          338

Nippon Express (JPY)                                         39,000          184

Norfolk Southern                                             90,300        3,100

Overnite(ss.)                                                 5,000          177

                                                                           7,288

Trading Companies & Distributors   0.1%

Mitsubishi (JPY)                                             46,000          582

Sumitomo (JPY)                                               29,000          244

                                                                             826

Total Industrials & Business Services                                     74,698

INFORMATION TECHNOLOGY   11.5%

Communications Equipment   2.5%

Belden CDT(ss.)                                              15,300          355

Black Box(ss.)                                                5,400          230

Cisco Systems *                                             198,100        3,706

Corning *                                                   383,700        4,827

F5 Networks *                                                 3,800          164

Ixia *(ss.)                                                   4,100           58

Juniper Networks *                                           51,800        1,426

Lucent Technologies *(ss.)                                  541,100        2,126

Nokia (EUR)                                                  17,040          277

Nokia ADR                                                    36,100          584

Packeteer *                                                   2,700           35

QUALCOMM                                                     40,800        1,698

Riverstone Networks *                                        13,300           15

Sagem (EUR)(ss.)                                              3,362          308

Sirf Technology Holdings *(ss.)                               7,200           91

Tekelec *(ss.)                                                3,800           89

Uniden (JPY)                                                  8,000          168

                                                                          16,157

Computers & Peripherals   1.2%

Applied Films *(ss.)                                            700           15

Creative Technology (SGD)                                    12,750          159

Dell *                                                      113,700        4,607

Emulex *(ss.)                                                10,100          143

Gateway *                                                    29,600          202

IBM                                                           6,500          613

Lexmark International *                                       8,300          705

Logitech International (CHF) *                                4,571          267

NEC (JPY)(ss.)                                               24,000          132

QLogic *                                                     15,700          540

Synaptics *(ss.)                                              4,500          173

Toshiba (JPY)                                                67,000          284

                                                                           7,840

Electronic Equipment & Instruments   0.3%

Cogent *(ss.)                                                 1,800           60

Digital Theater Systems *(ss.)                                5,100          107

Global Imaging Systems *(ss.)                                 5,700          213

KEMET *(ss.)                                                 15,100          134

Kyocera (JPY)                                                 2,700          190

Littelfuse *                                                  4,800          187

Methode Electronics                                           9,600          127

Newport *(ss.)                                                6,500           80

Plexus *(ss.)                                                15,600          215

Shimadzu (JPY)                                               72,000          404

TDK (JPY)                                                     4,300          308

Technitrol *                                                  2,900           50

Woodhead Industries(ss.)                                      8,100          122

                                                                           2,197

Internet Software & Services   0.7%

Digital Insight *(ss.)                                        8,800          144

Google, Class A *                                             2,300          421

IAC/InterActiveCorp *(ss.)                                   43,800        1,081

MatrixOne *(ss.)                                             13,100           87

WebSideStory *                                                1,600           20

Yahoo! *                                                     79,400        2,987

                                                                           4,740

IT Services   1.2%

Accenture, Class A *                                         26,900          698

Affiliated Computer Services, Class A *(ss.)                 23,500        1,391

Automatic Data Processing                                    14,900          678

BISYS Group *                                                 9,600          154

CACI International, Class A *                                 5,900          367

First Data                                                   30,540        1,255

Fiserv *                                                     27,300        1,051

Global Payments(ss.)                                          7,100          392

Indra Sistemas (EUR)                                         26,553          416

Iron Mountain *                                              13,825          416

Logica CMG (GBP)                                             42,954          151

Maximus *(ss.)                                                8,100          254

MPS Group *(ss.)                                             21,700          244

RightNow Technologies *(ss.)                                  6,200          113

Trans Cosmos (JPY)(ss.)                                       9,000          309

                                                                           7,889

Office Electronics   0.1%

Canon (JPY)                                                  11,000          551

Neopost (EUR)                                                 3,464          248

                                                                             799

Semiconductor & Semiconductor Equipment   2.0%

AMIS Holdings *                                               5,300           80

Analog Devices                                               45,800        1,692

Artisan Components *                                          2,700           93

Atheros Communications *(ss.)                                 2,500           28

ATMI *(ss.)                                                   6,900          159

Brooks-Pri Automation *                                       5,700           88

Cabot Microelectronics *(ss.)                                 4,500          166

Credence Systems *(ss.)                                       9,800           75

Cymer *(ss.)                                                    700           21

Entegris *(ss.)                                              11,600          113

Exar *(ss.)                                                   8,400          117

Intel                                                       104,100        2,327

Jenoptik (EUR) *                                             17,652          188

KLA-Tencor *                                                  8,300          374

Lattice Semiconductor *                                      16,500           88

Maxim Integrated Products                                    63,600        2,605

Microchip Technology                                         11,800          333

Microsemi *(ss.)                                              6,600          118

MKS Instruments *(ss.)                                       12,700          216

Mykrolis *                                                   12,700          156

PDF Solutions *                                               7,800          100

Power Integrations *(ss.)                                     3,700           73

Rohm (JPY)                                                      600           57

Semiconductor Manufacturing International ADR *(ss.)          6,700           80

Semtech *(ss.)                                               14,500          297

Silicon Laboratories *(ss.)                                   5,100          154

Tessera Technologies *(ss.)                                   5,600          199

Texas Instruments                                             49,300       1,192

Xilinx                                                       60,400        1,886

                                                                          13,075

Software   3.5%

Actuate *                                                     4,700           11

Adobe Systems                                                37,200        2,253

Altiris *(ss.)                                                5,200          146

Blackbaud *                                                   1,000           13

Catapult Communications *(ss.)                                2,700           73

Concord Communications *(ss.)                                 4,300           40

Electronic Arts *                                             2,700          132

FactSet Research Systems(ss.)                                 7,000          362

FileNet *(ss.)                                               12,700          340

Hyperion Solutions *                                          2,900          130

Internet Security Systems *(ss.)                              7,600          184

Intuit *                                                     39,900        1,669

Jack Henry & Associates                                      19,800          382

Kronos *                                                     10,450          528

Magma Design Automation *(ss.)                                4,200           57

Mercury Interactive *                                         2,500          114

Microsoft                                                   361,600        9,695

Motive *(ss.)                                                 5,200           66

NEC Soft (JPY)                                                7,700          197

NetIQ *                                                       9,364          115

Open Solutions *(ss.)                                         2,200           58

Oracle *                                                    100,300        1,270

PortalPlayer *(ss.)                                             300            9

Progress Software *                                           7,300          166

Quest Software *(ss.)                                        10,300          159

Red Hat *(ss.)                                                7,000          101

RSA Security *                                                9,800          207

SAP (EUR)                                                     4,718          841

SAP ADR                                                      38,700        1,722

SPSS *                                                        3,300           53

Symantec *                                                   14,200          906

Trend Micro (JPY)(ss.)                                        5,000          262

Verisity *(ss.)                                               2,900           24

VERITAS Software *                                           29,725          651

Verity *                                                      8,600          118

                                                                          23,054

Total Information Technology                                              75,751

MATERIALS   7.1%

Chemicals   2.8%

Agrium(ss.)                                                 104,400        1,940

Airgas(ss.)                                                  22,400          595

Arch Chemicals(ss.)                                           9,800          286

BASF (EUR)                                                   13,261          890

Degussa (EUR)(ss.)                                           17,765          768

Dow Chemical                                                 69,600        3,513

DuPont                                                       53,861        2,441

Ferro                                                        14,300          327

Hercules *                                                   87,200        1,299

International Flavors & Fragrances                           41,800        1,693

Kaneka (JPY)                                                 37,000          405

MacDermid                                                     2,300           85

Material Sciences *                                           5,700           95

Minerals Technologies                                         7,400          491

Mitsubishi Gas Chemical (JPY)                                79,000          374

Mosaic *                                                     19,300          336

Potash Corp./Saskatchewan                                    35,100        2,688

Symyx Technologies *(ss.)                                     4,800          151

Yara International (NOK) *                                    6,592           85

                                                                          18,462

Construction Materials   0.3%

Aggregate (GBP)                                             194,972          366

Boral (AUD)                                                 167,903          895

Cemex (MXN)                                                  89,151          574

Lafarge (EUR)                                                 2,149          201

RMC (GBP)                                                    23,918          384

                                                                           2,420

Containers & Packaging   0.0%

Chesapeake Corp.                                              5,800          157

Smurfit-Stone Container *                                     1,400           25

                                                                             182

Metals & Mining   3.4%

Alcoa                                                        45,764        1,555

Anglo American (GBP)                                         16,166          392

BHP Billiton (AUD)                                           88,500        1,056

Bluescope Steel (AUD)                                       153,187          998

Gibraltar Industries(ss.)                                     3,750           90

Lihir Gold (AUD) *                                          102,240          101

Meridian Gold *(ss.)                                         13,900          272

Nippon Steel (JPY)                                          288,000          710

NN                                                            2,200           28

Nucor                                                       190,600       10,083

Phelps Dodge                                                 59,500        5,779

SSAB Svenskt Stal, Series A (SEK)                            24,321          585

Steel Dynamics(ss.)                                           5,400          219

Voestalpine (EUR)(ss.)                                        5,151          367

                                                                          22,235

Paper & Forest Products   0.6%

Buckeye Technologies *(ss.)                                  14,600          181

MeadWestvaco                                                 47,000        1,581

UPM-Kymmene (EUR)                                             8,368          188

Weyerhaeuser                                                 30,000        1,980

                                                                           3,930

Total Materials                                                           47,229

TELECOMMUNICATION SERVICES   2.5%

Diversified Telecommunication Services   1.0%

Cable & Wireless (GBP)                                       59,214          128

China Telecom (H shares) (HKD)                            1,064,000          393

Royal KPN (EUR)                                              64,599          559

SBC Communications                                           37,700          949

Sprint                                                      103,100        2,352

TDC (DKK)                                                    10,197          417

Tele Norte Leste ADR(ss.)                                    24,500          375

Tele2, Series B (SEK)(ss.)                                    9,346          366

Telenor (NOK)                                                72,159          635

Telmex ADR                                                    9,900          347

Telus                                                         2,700           69

                                                                           6,590

Wireless Telecommunication Services   1.5%

America Movil ADR, Series L                                  13,900          649

Bouygues (EUR)                                               14,283          613

China Unicom (HKD)                                          166,000          128

KDDI (JPY)                                                      132          651

mmO2 (GBP) *                                                453,104          987

Nextel Communications, Class A *                             97,600        2,778

Spectrasite *                                                 6,900          400

Telecom Italia Mobile (EUR)                                 132,404          876

Vodafone ADR(ss.)                                            92,500        2,522

Western Wireless, Class A *                                   2,700           73

                                                                           9,677

Total Telecommunication Services                                          16,267

UTILITIES   2.2%

Electric Utilities   1.7%

Black Hills(ss.)                                              2,800           86

Cleco                                                         6,100          121

E.On (EUR)                                                   16,780        1,409

El Paso Electric *                                            6,300          113

Electric Power, 144A (JPY) *                                  2,100           58

Exelon                                                       44,550        1,858

FirstEnergy                                                  45,719        1,931

Hong Kong Electric (HKD)                                     32,500          146

Iberdrola (EUR)(ss.)                                         25,582          599

Tohoku Electric Power (JPY)                                  25,200          447

TXU(ss.)                                                     67,800        4,259

                                                                          11,027

Gas Utilities   0.2%

Australian Gas Light (AUD)                                   19,031          191

Centrica (GBP)                                              161,902          765

Toho Gas (JPY)                                              139,000          448

                                                                           1,404

Multi-Utilities & Unregulated Power   0.3%

Constellation Energy Group                                   31,300        1,368

RWE (EUR)                                                     5,990          317

United Utilities (GBP)                                       32,652          351

                                                                           2,036

Total Utilities                                                           14,467

Total Common Stocks (Cost  $440,460)                                     576,572

PREFERRED STOCKS   0.1%

Fresenius (EUR)                                               3,519          326

Porsche (EUR)                                                   710          451

Total Preferred Stocks (Cost  $451)                                          777

CORPORATE BONDS   2.2%

ABN Amro Bank (Chicago), 7.125%, 6/18/07                     70,000           76

Ace Ina Holdings, 5.875%, 6/15/14                           100,000          101

AIG Sunamerica Global Financing XII,
144A, 5.30%, 5/30/07                                        150,000          156

Alabama Power, Series B, VR, 2.571%, 8/25/09                 90,000           90

Alcan, 6.125%, 12/15/33                                     100,000          103

Allstate Financial Global Funding,
144A, 5.25%, 2/1/07                                          85,000           88

Amerada Hess, 7.875%, 10/1/29                                75,000           86

America Movil, 5.50%, 3/1/14                                 70,000           68

Amgen, 144A, 4.00%, 11/18/09                                 65,000           64

AOL Time Warner, 7.625%, 4/15/31                             80,000           94

Appalachian Power, 4.80%, 6/15/05                            85,000           86

AT&T Broadband, 8.375%, 3/15/13                             125,000          152

Baker Hughes, 6.875%, 1/15/29                               110,000          124

Bank One, 5.25%, 1/30/13                                    155,000          158

BB&T, 6.50%, 8/1/11                                          35,000           39

Black Hills, 6.50%, 5/15/13                                  90,000           92

Boeing, 8.75%, 8/15/21                                      125,000          165

Buckeye Partners

    5.30%, 10/15/14                                          30,000           30

    6.75%, 8/15/33                                           45,000           48

Bunge Limited Finance, 4.375%, 12/15/08                     115,000          115

Canadian National Railway, 6.25%, 8/1/34                    130,000          136

Canadian Natural Resources, 7.20%, 1/15/32                  150,000          173

CE Electric UK Funding, 144A, 6.995%, 12/30/07               90,000           96

Celulosa Arauco y Constitucion, 5.125%, 7/9/13               90,000           88

Centerpoint Energy, 5.875%, 6/1/08                           80,000           84

Centex, 4.55%, 11/1/10                                      100,000           99

Chancellor Media, 8.00%, 11/1/08                             55,000           62

CIT Group, 2.875%, 9/29/06                                   55,000           54

CIT Group Holdings, 7.75%, 4/2/12                           100,000          117

Cleveland Electric Illuminating, 5.65%, 12/15/13            105,000          107

ConocoPhillips, 5.90%, 10/15/32                             130,000          132

Countrywide Home Loans, 4.125%, 9/15/09                     115,000          114

Cox Communications, 7.875%, 8/15/09                         115,000          129

CVS, 144A, 4.00%, 9/15/09                                    60,000           59

DaimlerChrysler

    6.50%, 11/15/13                                         125,000          133

    VR, 2.343%, 9/10/07                                     100,000          100

Deutsche Telekom International Finance,
 STEP, 8.75%, 6/15/30                                        80,000          103

Developers Diversified Realty, 3.875%, 1/30/09               85,000           83

Devon Financing, 7.875%, 9/30/31                             70,000           86

Diamond Offshore Drilling, 144A, 5.15%, 9/1/14               65,000           65

Dominion Resources, 5.00%, 3/15/13                           85,000           84

Dow Chemical, 6.125%, 2/1/11                                 70,000           76

Duke Capital

    4.302%, 5/18/06                                          55,000           56

    6.25%, 2/15/13                                          100,000          107

Encana Holdings Finance, 5.80%, 5/1/14                      125,000          131

Entergy Gulf States, 5.20%, 12/3/07                          80,000           80

EOP Operating, 4.65%, 10/1/10                                85,000           85

Exelon Generation, 5.35%, 1/15/14                            90,000           91

Federated Department Stores, 6.625%, 4/1/11                  95,000          105

First Union, 6.40%, 4/1/08                                   40,000           43

FirstEnergy, 7.375%, 11/15/31                                60,000           67

Ford Motor Credit

    5.625%, 10/1/08                                         300,000          305

    VR, 3.24%, 11/16/06                                      60,000           60

France Telecom, STEP, 8.50%, 3/1/11                          85,000          101

Franklin Resources, 3.70%, 4/15/08                           30,000           30

Fund American Companies, 5.875%, 5/15/13                    115,000          115

General Electric Capital, 6.00%, 6/15/12                     70,000           76

Genworth Financial, 5.75%, 6/15/14                          115,000          119

GlaxoSmithKline, 5.375%, 4/15/34                             80,000           77

GM, 8.375%, 7/15/33                                         195,000          198

GMAC, 7.25%, 3/2/11                                         135,000          140

Goldman Sachs Capital I, 6.345%, 2/15/34                    240,000          244

GTECH, 144A, 4.50%, 12/1/09                                  70,000           69

Halliburton, 144A, VR, 2.86%, 1/26/07                       120,000          120

Harrah's Operating, 5.50%, 7/1/10                            55,000           57

HBOS, 144A, 6.00%, 11/1/33                                  100,000          102

Hearst-Argyle, 7.00%, 1/15/18                                65,000           72

Highmark, 144A, 6.80%, 8/15/13                               90,000           97

Hospira, 4.95%, 6/15/09                                     120,000          122

Household Finance, 6.375%, 11/27/12                          60,000           66

Hutchison Whampoa, 144A, 5.45%, 11/24/10                    100,000          103

IBM, 4.25%, 9/15/09                                          95,000           96

International Lease Finance, 6.375%, 3/15/09                105,000          113

International Speedway, 4.20%, 4/15/09                       55,000           55

John Deere Capital, 7.00%, 3/15/12                           90,000          103

Kaneb Pipe Line Operations, 7.75%, 2/15/12                   50,000           57

Kinder Morgan, 6.50%, 9/1/12                                 90,000           98

Kraft Foods, 5.625%, 11/1/11                                110,000          115

Kroger, 8.05%, 2/1/10                                       120,000          138

Lear, 144A, 5.75%, 8/1/14                                    50,000           50

Lennar, 144A, 5.50%, 9/1/14                                  90,000           90

Masco, 5.875%, 7/15/12                                      140,000          149

May Department Stores, 144A, 3.95%, 7/15/07                  40,000           40

MBNA America Bank, 4.625%, 8/3/09                           125,000          126

McCormick, 6.40%, 2/1/06                                    200,000          208

MetLife, 6.125%, 12/1/11                                    120,000          130

Miller Brewing, 144A, 5.50%, 8/15/13                        150,000          154

Morgan Stanley, 3.625%, 4/1/08                              165,000          164

Motorola, 7.625%, 11/15/10                                   65,000           75

Nationwide Financial Services, 5.90%, 7/1/12                115,000          121

Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34            65,000           63

News America, 144A, 6.20%, 12/15/34                          65,000           64

NLV Financial, 144A, 7.50%, 8/15/33                          70,000           74

Northern Trust, 4.60%, 2/1/13                                50,000           49

NVR, 5.00%, 6/15/10                                          85,000           84

Panhandle Eastern Pipeline, 4.80%, 8/15/08                   45,000           45

Pemex Project Funding Master Trust

    7.375%, 12/15/14                                         80,000           87

  144A, VR, 3.18%, 6/15/10                                  120,000          123

PG&E

    6.05%, 3/1/34                                            95,000           96

    VR, 2.72%, 4/3/06                                        36,000           36

Pinnacle West Capital, 6.40%, 4/1/06                         75,000           78

Pioneer Natural Resource, 5.875%, 7/15/16                    60,000           62

Plains All American Pipeline, 7.75%, 10/15/12                55,000           64

PPL Capital Funding, 4.33%, 3/1/09                          120,000          120

Praxair, 2.75%, 6/15/08                                     100,000           96

Principal Life Global Funding, 144A, 5.125%, 10/15/13       110,000          110

Progress Energy, 6.75%, 3/1/06                               70,000           73

Prudential Financial, 3.75%, 5/1/08                          80,000           79

PSEG Power, 8.625%, 4/15/31                                  60,000           76

Public Service of New Mexico, 4.40%, 9/15/08                 95,000           95

Puget Sound Energy, VR, 2.681%, 7/14/06                     125,000          125

Pulte Homes, 7.875%, 8/1/11                                  90,000          104

Reckson Operating Partnership, 5.15%, 1/15/11               105,000          104

Rogers Cable, 5.50%, 3/15/14                                100,000           93

Rouse, 8.43%, 4/27/05                                       225,000          229

SCA Coordination Center, 144A, 4.50%, 7/15/15                65,000           61

Sealed Air, 144A, 5.375%, 4/15/08                            90,000           93

Security Benefit Life Insurance, 144A, 7.45%, 10/1/33        45,000           47

Sempra Energy, 6.00%, 2/1/13                                 85,000           89

Simon Property Group, 3.75%, 1/30/09                        110,000          107

SLM Corporation, VR

    2.30%, 1/26/09                                          125,000          125

    3.66%, 4/1/09                                            90,000           91

Sprint Capital, 6.90%, 5/1/19                               130,000          142

SunGard Data Systems, 3.75%, 1/15/09                         65,000           63

Telefonos De Mexico, 4.50%, 11/19/08                         55,000           55

Telus, 8.00%, 6/1/11                                         75,000           87

Transocean, 7.50%, 4/15/31                                   65,000           77

TXU Energy, VR, 2.838%, 1/17/06                              55,000           55

Tyco International, 6.375%, 10/15/11                        140,000          154

U.S. Bank, 2.87%, 2/1/07                                    105,000          103

U.S. Cellular, 6.70%, 12/15/33                              165,000          166

Union Pacific, 6.50%, 4/15/12                                95,000          105

UST, 6.625%, 7/15/12                                        140,000          154

Verizon Global Funding, 7.75%, 12/1/30                       85,000          102

Webster Financial, 5.125%, 4/15/14                          115,000          115

Wells Fargo, VR, 1.99%, 3/23/07                             140,000          140

Western Power Distribution Holdings,
144A, 6.875%, 12/15/07                                      65,000           67

Weyerhaeuser

    6.75%, 3/15/12                                           55,000           61

    7.375%, 3/15/32                                          25,000           29

Wyeth, 6.50%, 2/1/34                                         75,000           78

XL Capital, 6.50%, 1/15/12                                  100,000          108

XTO Energy, 6.25%, 4/15/13                                   80,000           86

Yum! Brands, 7.70%, 7/1/12                                  115,000          135

Total Corporate Bonds (Cost  $13,876)                                     14,159

ASSET-BACKED SECURITIES   0.3%

Capital Auto Receivables Asset Trust, Series 2002-2
Class CERT, 4.18%, 10/15/07                                  83,157           84

Chase Manhattan Auto Owner Trust

      Series 2001-B, Class CTFS, 3.75%, 5/15/08              38,166           38

      Series 2003-A, Class A4, 2.06%, 12/15/09              165,000          161

CIT RV Trust, Series 1998-A, Class A4, 6.09%,
2/15/12                                                      66,200           66

Citibank Credit Card Issuance Trust

      Series 2001-C1, Class C1, VR, 2.68%, 1/15/10          135,000          137

      Series 2004-C1, Class C1, VR, 2.75%, 7/15/13          300,000          301

Hyundai Auto Receivables Trust

      Series 2003-A, Class A4, 3.02%, 10/15/10              100,000           99

      Series 2003-A, Class D, 4.06%, 10/15/10                50,000           50

MBNA Master Credit Card Trust II, Series 2000-D,
Class C 144A, 8.40%, 9/15/09                                250,000          275

Morgan Stanley Auto Loan Trust, Series 2004-HB1,
Class C VR, 2.88%, 10/15/11                                  87,236           87

Peco Energy Transition Trust, Series 2001-A,
Class A1 6.52%, 12/31/10                                    275,000          306

Reliant Energy Transition Bond, Series 2001-1,
Class A4 5.63%, 9/15/15                                     175,000          185

World Financial Network, Series 2003-A, Class A2
VR, 2.47%, 5/15/12                                          225,000          226

Total Asset-Backed Securities (Cost  $1,998)                               2,015

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES   0.6%

Banc of America Commercial Mortgage, Series 2003-1
 Class A2, CMO, 4.648%, 9/11/36                             175,000          174

Bank of America Mortgage Securities

    Series 2003-L, Class 2A2, CMO, VR, 4.32%,
    1/25/34                                                 372,679          369

    Series 2004-1, Class 3A2, CMO, VR, 5.008%,
    10/25/34                                                145,399          147

    Series 2004-A, Class 2A2, CMO, VR, 4.821%,
    9/25/34                                                 207,590          205

    Series 2004-D, Class 2A2, CMO, VR, 4.224%,
    5/25/34                                                 116,853          116

    Series 2004-H, Class 2A2, CMO, VR, 4.152%,
    2/25/34                                                 125,901          127

Bear Stearns Commercial Mortgage Securities,
Series 2004-T14 Class A2, CMO, 4.17%, 1/12/41               575,000          575

Chase Funding Mortgage Loan, Series 2002-2, Class 1M1
5.599%, 9/25/31                                              40,000           41

Countrywide Asset-Backed Certificates, Series 2003-5
Class AF3, 3.613%, 4/25/30                                  180,000          180

Countrywide Home Loans, Series 2003-60, Class 2A1
CMO, VR, 5.017%, 2/25/34                                     56,694           57

DLJ Commercial Mortgage, Series 1999-CG2, Class A1B
CMO, 7.30%, 6/10/32                                         200,000          223

GE Capital Commercial Mortgage, Series 2001-1,
Class A2 CMO, 6.531%, 3/15/11                               225,000          247

GMAC Commercial Mortgage Securities, Series 2001-C2
Class A2, CMO, 6.70%, 4/15/34                               275,000          305

Greenwich Capital Commercial Funding, Series 2004-GG1A
Class A2, CMO, 3.835%, 10/8/08                              200,000          200

J.P. Morgan Chase Commercial Mortgage

    Series 2001-CIB2, Class A2, CMO, 6.244%,
    4/15/35                                                 175,000          186

    Series 2001-CIBC, Class A3, CMO, 6.26%,
    3/15/33                                                 260,000          284

LB-UBS Commercial Mortgage Trust

    Series 2004-C2, Class A2, CMO, 3.246%,
    3/15/29                                                 300,000          290

    Series 2004-C4, Class A2, CMO, VR, 4.567%,
    5/15/29                                                 275,000          279

Washington Mutual, Series 2004-AR1, Class A
CMO, VR, 4.229%, 3/25/34                                    124,333          122

Total Non-U.S. Government Mortgage-Backed Securities
(Cost  $4,159)                                                             4,127

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES   0.4%

Asian Development Bank, 6.25%, 6/15/11 (AUD)                240,000          193

European Investment Bank, 5.75%, 9/15/09 (AUD)              580,000          456

Federal Republic of Germany, 5.00%, 5/20/05 (EUR)           720,000          966

Government of Canada, 5.25%, 6/1/12 (CAD)                   895,000          799

Republic of Chile, 5.50%, 1/15/13                            80,000           83

Republic of South Africa, 6.50%, 6/2/14                      65,000           71

United Mexican States

    6.375%, 1/16/13                                          95,000          100

    VR, 2.29%, 1/13/09(ss.)                                  80,000           81

Total Foreign Government Obligations &
Municipalities (Cost  $2,441)                                              2,749

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES   3.0%

U.S. Government Agency Obligations +/-  2.3%

Federal Home Loan Mortgage

    4.50%, 11/1/18 - 5/1/19                                 426,823          425

    5.00%, 12/1/08 - 10/1/33                                946,854          961

    5.50%, 9/1 - 12/1/33                                    560,063          567

    6.00%, 5/1/17 - 3/1/33                                1,020,319        1,059

    7.00%, 11/1/30 - 6/1/32                                  61,695           66

  ARM, 4.577%, 9/1/32                                        68,679           69

  CMO

    4.50%, 3/15/16                                          600,000          597

    5.50%, 4/15/28                                          475,000          490

  CMO, IO, 4.50%, 7/15/11 - 5/15/16                         578,000           64

  TBA, 6.00%, 12/1/99                                       112,000          117

Federal National Mortgage Assn.

    4.50%, 5/1/18 - 1/1/19                                1,473,951        1,467

    5.00%, 3/1 - 4/1/34                                     897,079          888

    5.50%, 12/1/16 - 10/1/34                              5,217,515        5,348

    6.00%, 2/1/33 - 11/1/34                               1,208,539        1,249

    6.50%, 5/1/17 - 12/1/32                                 406,449          428

  CMO

    2.91%, 11/25/33                                         140,000          140

    3.50%, 4/25/13                                          175,000          175

    5.00%, 3/25/15                                          350,000          355

  CMO, IO

    5.50%, 11/25/28                                         126,042            8

    6.50%, 2/1/32                                            60,066           12

  TBA, 6.50%, 12/1/99                                       535,000          561

                                                                          15,046

U.S. Government Obligations   0.7%

Government National Mortgage Assn.

    5.00%, 7/15 - 10/20/33                                2,633,781        2,621

    5.50%, 1/20 - 5/20/34                                 1,578,443        1,604

    6.00%, 5/15/26 - 2/20/34                                148,483          154

    6.50%, 3/15/26 - 9/20/34                                108,978          115

    7.00%, 3/15/13 - 2/15/30                                 78,870           84

    7.50%, 10/15/22                                           1,705            2

    8.00%, 1/15/22 - 10/20/25                                46,626           51

  CMO, 2.946%, 3/16/19                                      145,000          140

                                                                           4,771

Total U.S. Government & Agency Mortgage-Backed Securities
(Cost  $19,992)                                                           19,817

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)   2.8%

U.S. Government Agency Obligations +/-  0.5%

Federal Home Loan Bank, 5.75%, 5/15/12(ss.)                 350,000          377

Federal Home Loan Mortgage

    2.75%, 3/15/08(ss.)                                     375,000          365

    4.625%, 2/15/07 (EUR)                                   470,000          650

    5.125%, 7/15/12                                         155,000          162

Federal National Mortgage Assn.

    3.25%, 8/15/08(ss.)                                     565,000          557

    4.375%, 9/15/12(ss.)                                    250,000          247

    6.00%, 5/15/11                                          375,000          410

    7.125%, 1/15/30                                         240,000          293

                                                                           3,061

U.S. Treasury Obligations   2.3%

U.S. Treasury Bonds

    5.375%, 2/15/31(ss.)                                    310,000          326

    6.00%, 2/15/26(ss.)                                     645,000          723

    6.25%, 8/15/23 - 5/15/30(ss.)                           440,000          511

    6.375%, 8/15/27(ss.)++                                  175,000          206

    8.50%, 2/15/20(ss.)                                      75,000          104

U.S. Treasury Inflation-Indexed Bonds,
2.375%, 1/15/25(ss.)                                       614,453           636

U.S. Treasury Notes

    2.375%, 8/31/06(ss.)                                  4,600,000        4,555

    3.25%, 8/15/07(ss.)                                   3,310,000        3,314

    3.375%, 12/15/08(ss.)                                   400,000          398

    3.50%, 11/15/06(ss.)                                  2,585,000        2,609

    4.00%, 6/15/09(ss.)                                   1,575,000        1,598

    4.25%, 11/15/13(ss.)                                     85,000           84

    4.75%, 11/15/08(ss.)                                    270,000          282

    5.00%, 8/15/11(ss.)                                     170,000          180

                                                                          15,526

Total U.S. Government Agency Obligations
 (excluding Mortgage-Backed) (Cost  $18,296)                              18,587

MUNICIPAL BONDS   0.2%

California

  Economic Recovery

    5.00%, 7/1/23 (Tender 7/1/07)                            55,000           58

    5.00%, 7/1/23 (Tender 7/1/08)                            60,000           65

  GO, 5.25%, 4/1/34                                          55,000           57

Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)                                 75,000           75

Massachusetts, GO, 5.25%, 8/1/15 (MBIA Insured)             225,000          249

New York State Urban Dev. Corp., Corrections &
Youth Fac., 5.25%, 1/1/21 (Tender 1/1/09)                   135,000          146

North Carolina, GO, 5.25%, 3/1/13                           365,000          410

Oregon, Taxable Pension, 5.892%, 6/1/27                      40,000           42

Total Municipal Bonds (Cost  $1,104)                                       1,102

DOMESTIC BOND MUTUAL FUNDS   1.9%

T. Rowe Price Institutional High Yield Fund, 6.92%p+      1,140,745       12,662

Total Domestic Bond Mutual Funds (Cost  $11,952)                          12,662

SHORT-TERM INVESTMENTS   2.7%

Money Market Fund   2.7%

T. Rowe Price Reserve Investment Fund, 2.00% #+          17,537,787       17,538

Total Short-Term Investments (Cost  $17,538)                              17,538

SECURITIES LENDING COLLATERAL   10.6%

Money Market Pooled Account   2.0%

Investment in money market pooled account managed by
JP Morgan Chase Bank, London, 1.984% #                   13,374,536       13,374

                                                                          13,374

Money Market Trust   8.6%

State Street Bank and Trust Company of
New Hampshire N.A. Securities Lending Quality
Trust units, 1.998% #                                    56,509,730       56,510

                                                                          56,510

Total Securities Lending Collateral (Cost  $69,884)                       69,884

FUTURES CONTRACTS   0.0%

Variation margin receivable (payable) on open futures contracts (2)          (1)

Total Futures Contracts                                                      (1)

Total Investments in Securities

112.1% of Net Assets (Cost $602,151)                                    $739,998
                                                                        --------

(1)   Denominated in U.S. dollars unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at November 20, 2004 - See
      Note 2

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

+     Affiliated company - See Note 4.

p     SEC yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $2,481 and represents 0.4% of net assets

ADR   American Depository Receipts

ADS   American Depository Shares

ARM   Adjustable Rate Mortgage

AUD   Australian dollar

CAD   Canadian dollar

CHF   Swiss franc

CMO   Collateralized Mortgage Obligation

DKK   Danish krone

EUR   Euro

FSA   Financial Security Assurance Inc.

GBP   British pound

GDR   Global Depository Receipts

GDS   Global Depository Shares

GO    General Obligation

HKD   Hong Kong dollar

IO Interest Only security for which the fund receives interest on notional principal (par)

JPY   Japanese yen

MBIA  MBIA Insurance Corp.

MXN   Mexican peso

MYR   Malaysian ringgit

NOK   Norwegian krone

NZD   New Zealand dollar

REIT  Real Estate Investment Trust

SEK   Swedish krona

SGD   Singapore dollar

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA   To Be Announced security was purchased on a forward commitment basis

VR    Variable Rate

(2) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)

                                                          Contract    Unrealized
                                             Expiration      Value   Gain (Loss)
                                            -----------   --------   -----------

Short, 9 U.S. Treasury five year contracts,
$40 par of 6.375% U.S. Treasury Bond
pledged as initial margin                          3/05   $  (979)           $ 1

Net payments (receipts) of variation
margin to date                                                               (2)

Variation margin receivable (payable)
on open futures contracts                                                   $(1)
                                                                            ----

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $29,490)                              $     30,200

  Non-affiliated companies (cost $572,661)                              709,788

  Total investments in securities                                       739,988

Other assets                                                              4,018

Total assets                                                            744,006

Liabilities

Obligation to return securities lending collateral                       69,884

Other liabilities                                                        13,749

Total liabilities                                                        83,633

NET ASSETS                                                         $    660,373
                                                                   ------------

Net Assets Consist of:

Undistributed net investment income (loss)                         $      7,685

Undistributed net realized gain (loss)                                  (12,753)

Net unrealized gain (loss)                                              137,855

Paid-in-capital applicable to 30,646,544 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      527,586

NET ASSETS                                                         $    660,373
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      21.55
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income

  Dividend                                                         $      6,042

  Interest                                                                1,632

  Securities lending                                                         70

  Total income                                                            7,744

Expenses

  Investment management                                                   1,902

  Shareholder servicing                                                     918

  Custody and accounting                                                    145

  Prospectus and shareholder reports                                         50

  Registration                                                               18

  Legal and audit                                                             9

  Directors                                                                   3

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                                3

  Total expenses                                                          3,053

Net investment income (loss)                                              4,691

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              7,888

  Futures                                                                  (110)

  Foreign currency transactions                                              31

  Net realized gain (loss)                                                7,809

Change in net unrealized gain (loss)

  Securities                                                             44,350

  Futures                                                                    14

  Other assets and liabilities
  denominated in foreign currencies                                          13

  Change in net unrealized gain (loss)                                   44,377

Net realized and unrealized gain (loss)                                  52,186

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     56,877
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                           6 Months         Year
                                                              Ended        Ended
                                                           11/30/04      5/31/04
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                           $   4,691    $   6,529

  Net realized gain (loss)                                   7,809        3,556

  Change in net unrealized gain (loss)                      44,377       75,962

  Increase (decrease) in net assets from operations         56,877       86,047

Distributions to shareholders

  Net investment income                                          -       (6,129)

  Net realized gain                                              -         (266)

  Decrease in net assets from distributions                      -       (6,395)


Capital share transactions *

  Shares sold                                              116,241      225,218

  Distributions reinvested                                       -        6,366

  Shares redeemed                                         (122,063)    (113,847)

  Increase (decrease) in net assets from capital
  share transactions                                        (5,822)     117,737

Net Assets

Increase (decrease) during period                           51,055      197,389

Beginning of period                                        609,318      411,929

End of period                                            $ 660,373    $ 609,318
                                                         ---------    ---------

(Including undistributed net investment income of $7,685 a 11/30/04 and $2,994 at 5/31/04)

*Share information

    Shares sold                                              5,765       11,920

    Distributions reinvested                                     -          341

    Shares redeemed                                         (6,073)      (6,056)

    Increase (decrease) in shares outstanding                 (308)       6,205

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices. In addition, trading in the portfolio securities of the fund may take place in various foreign markets on certain days (such as Saturday) when the fund is not open for business. On such days, these securities are valued in accordance with procedures adopted by the Board.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended November 30, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the six months ended November 30, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $1,104,000, represents 18% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in interest rates.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund's lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2004, the value of loaned securities was $67,964,000; aggregate collateral consisted of $69,884,000 in money market pooled accounts and U.S. government securities valued at $657,000.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $114,114,000 and $115,068,000, respectively, for the six months ended November 30, 2004. Purchases and sales of U.S. government securities aggregated $46,536,000 and $46,973,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2004, the fund had $20,165,000 of unused capital loss carryforwards, of which $3,314,000 expire in fiscal 2010, $13,240,000 expire in fiscal 2011, and $3,611,000 expire in fiscal 2012.

At November 30, 2004, the cost of investments for federal income tax purposes was $602,151,000. Net unrealized gain aggregated $137,855,000 at period-end, of which $148,191,000 related to appreciated investments and $10,336,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $347,000.

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.00%. Through September 30, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at November 30, 2004, management fees waived in the amount of $620,000 remain subject to repayment by the fund through September 30, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $140,000 for T. Rowe Price Services, Inc., and $580,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $149,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T.
Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $85,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $17,538,000 and $11,512,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Growth Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $44,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2004, purchases and sales of High Yield Fund were $1,743,000 and $8,516,000, respectively. Realized gains during the period were $104,000, and investment income during the period was $686,000. At November 30, 2004 and May 31, 2004, the value of shares of High Yield Fund held were $12,662,000 and $18,782,000, respectively.

T. Rowe Price Personal Strategy Growth Fund
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.


Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005